Exhibit 99.01

NEWS Company Contact: Anthony Christon Chief Financial Officer Jaclyn, Inc. (201) 909-6000

FOR IMMEDIATE RELEASE

JACLYN’S BOARD OF DIRECTORS APPROVES

PROPOSED DEREGISTRATION TRANSACTION

THE COMPANY WILL CONTINUE MAJOR CORPORATE

GOVERNANCE MEASURES, INCLUDING THE PREPARATION OF

ANNUAL AUDITED AND QUARTERLY UNAUDITED FINANCIAL

STATEMENTS AND EXPECTS TO BE QUOTED ON

THE OTCQXSM TIER OF PINK SHEETS, LLC

Maywood, NJ, December 5, 2007.........................................Jaclyn, Inc. (AMEX:JLN) today announced that a special committee of independent directors has recommended, and its Board of Directors has approved, plans to cease the registration of its common stock under federal securities laws and to withdraw its shares of common stock from listing on the American Stock Exchange.

The Company is taking these steps to avoid the substantial and increasing cost and expense of being an SEC reporting company and of regulatory compliance under the Sarbanes-Oxley Act of 2002, and to focus the Company’s resources on increasing long-term stockholder value. The Company anticipates savings of approximately $500,000 on an annual basis as a result of the proposed deregistration and delisting transaction, as well as an additional one-time savings during its current fiscal year for initial costs of compliance with the internal control provisions of the Sarbanes-Oxley Act.

For the protection of all continuing stockholders, the Company will also continue certain important corporate governance measures and other protections following the proposed transaction, which are noted below, including making available to stockholders annual audited and quarterly unaudited financial statements, continuing to have the Company’s financial statements certified by the Company’s chief executive officer and chief financial officer, continuing to hold annual stockholder meetings, and disclosing other material events to stockholders on a periodic basis through press releases or by other acceptable methods. In addition, it is a condition to the transaction that the Company’s common stock be quoted on the OTCQXSM tier of Pink Sheets, LLC.

The Proposed Transaction

The Board of Directors decided to propose these steps after concluding that the disadvantages of remaining an SEC reporting company, including compliance with the internal control provisions of the Sarbanes-Oxley Act, outweigh the benefits to the Company and its stockholders. Among the factors considered were:

•	the significant ongoing costs and management time and effort of compliance with the Sarbanes-Oxley Act, including with the internal control provisions of Section 404 of that act;
•	the significant ongoing costs and management time and effort involved in the preparation and filing of periodic and other reports with the SEC;
•	the limited trading volume and liquidity of the Company’s shares of common stock;
•	the small effect of the proposed transaction on the relative voting power of continuing stockholders;
•	the business and operations of the Company are expected to continue substantially as presently conducted;
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enabling the Company’s smallest stockholders, who represent a disproportionately large number of the Company’s record holders, to liquidate their holdings in shares of common stock and receive a premium over current market prices without incurring brokerage commissions;

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the determination by Houlihan Smith & Company, Inc., the independent financial advisor to the special committee, that the cash-out price of fractional shares is fair from a financial point of view to both those stockholders who would be cashed out in the proposed transaction and to unaffiliated continuing stockholders; and

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as a result of the deregistration and delisting, the ability of the Company’s management and employees to focus their time, effort and resources on long-term growth and increasing long-term stockholder value.

In order to deregister its shares of common stock, the Company will need to reduce its number of stockholders of record to below 300. To accomplish this, the Board of Directors is proposing to amend the Company’s certificate of incorporation to effect a reverse stock split, which would immediately be followed by a forward stock split. The special committee of the Board of Directors has tentatively determined a reverse/forward stock split ratio of 1-for-250 shares. As a result, and assuming this ratio is used, record holders owning less than 250 shares of common stock will receive a cash payment of $10.21 per share, and record holders owing 250 or more shares of common stock will retain their current numbers of shares of common stock without change. The Company also anticipates making this payment available to its beneficial owners who own less than 250 shares of common stock (assuming this ratio is used) at the time the reverse stock split is completed.

The stock splits will be considered at a special meeting of the Company’s stockholders expected to be held before the end of the Company’s current fiscal year, which ends on June 30, 2008.

The special committee and the Board each have reserved the right to change the ratio of the stock splits or to choose an alternative to the stock splits to the extent they believe it is necessary or desirable in order to accomplish the goal of reducing the number of record holders to below 300. They may also abandon the proposed stock splits at any time prior to the completion of the proposed transaction if they believe that the proposed transaction is no longer in the best interests of the Company or its stockholders.

Special Continuing Stockholder Protections

Both the special committee’s recommendation and the full Board’s approval have been conditioned on the establishment of certain corporate governance and other protections for those stockholders who will continue to own shares of common stock after the proposed transaction. These measures, certain of which are listed below, are intended to provide continuing stockholders with financial and other information about the Company on a regular basis, as well as to maintain a trading market in the Company’s shares of common stock.

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Continuation of Trading Opportunities for our Stockholders. The shares of common stock of the Company are expected to be quoted on the OTCQXSM tier of Pink Sheets, LLC. The “Pink Sheets” is a tiered listing service that offers financial and other information about issuers of securities, and collects and publishes quotes of market makers for over-the-counter securities through its website at www.pinksheets.com.

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Availability of Financial Statements. The Company will continue to prepare audited annual financial statements and unaudited quarterly financial statements and will make them available to stockholders.

•	Availability of Annual and Quarterly Reports. The Company will prepare and make available to stockholders annual and quarterly reports as required by Pink Sheets.
•	Financial Statement Certification. The Company’s financial statements will continue to be certified by the Company’s chief executive officer and chief financial officer as required by Pink Sheets.
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Independent Directors. After the proposed transaction, at least two directors who are independent within the meaning of the rules of the American Stock Exchange will continue to be members of the Board of Directors.

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Board Review of Certain Transactions. Any non-compensation transaction with any member of the Board of Directors, any officer, any member of our control stockholder group, and their immediate families will be reviewed by the Board of Directors or by a committee of the Board with at least one independent member. If the transaction would have been required to be disclosed to stockholders under then current SEC rules and regulations, it will likewise be publicly disclosed.

•	Material Event Disclosure. Material events periodically will be disclosed to stockholders through the issuance of press releases or in another acceptable manner.
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Codes of Ethics. The Company has already adopted and made publicly available a Code of Business Conduct for Finance Professionals and a General Code of Ethics for Employees. These codes will remain in place after the proposed transaction.

•	Annual Stockholders Meetings. Annual stockholder meetings will continue to be held.

These special stockholder protections will remain in effect for a minimum of three years after the proposed transaction.

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Allan Ginsburg, Chairman of the Board, noted “Costs associated with public reporting obligations are significant and have an impact on our results. We firmly believe that to remain a public company in today’s regulatory environment is just not warranted, and that our stockholders and the value of their shares will be best served by emphasizing long-term growth and using our resources to that end.” Mr. Ginsburg added “We have adopted a number of conditions to the proposed stock splits intended to maintain liquidity and regular trading in our shares of common stock. With the regular public dissemination of financial and other material information about the Company and its businesses, and having our shares quoted on the OTCQXSM tier of Pink Sheets, LLC, we expect our stockholders will have the continued ability to trade our shares of common stock, while at the same time benefiting from the increased value that the substantial savings from this transaction should bring.”

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THIS PRESS RELEASE IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SECURITIES AND EXCHANGE COMMISSION CONCERNING THE PROPOSED STOCK SPLITS. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH OUR STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS YOU WILL RECEIVE. THE COMPANY, ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE CONSIDERED TO BE PARTICIPANTS IN THE FORTHCOMING SOLICITATION OF PROXIES FROM THE COMPANY'S STOCKHOLDERS. A LIST OF THE NAMES OF THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS, AND A DESCRIPTION OF THEIR INTERESTS IN THE COMPANY, ARE SET FORTH IN THE COMPANY'S PROXY STATEMENT FILED WITH THE SEC ON OCTOBER 29, 2007. STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS BY READING THE PROXY STATEMENT RELATED TO THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE. WE URGE ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS WE

FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING OUR SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC'S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO JACLYN, INC., 197 WEST SPRING VALLEY AVENUE, MAYWOOD, NEW JERSEY 07607, ATTENTION: SECRETARY.

Forward Looking Statements

Note: This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Our forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in the forward-looking statements, including, but not limited to, general economic and business conditions; competition in the accessories and apparel markets, potential changes in customer spending; acceptance of our product offerings and designs; the variability of consumer spending resulting from changes in domestic economic activity; any significant variations between actual amounts and the amounts estimated for those matters identified as our critical accounting estimates, as well as other significant accounting estimates made in the preparation of our financial statements; and the impact of hostilities in the Middle East and in other geographic areas, as well as other geopolitical concerns. Accordingly, actual results may differ materially from such forward-looking statements. You are urged to consider all such factors, as well as those included in our Annual Report on Form 10-K for the year ended June 30, 2007. Our forward-looking statements relating to the transaction discussed above are based on our current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact our projected cost savings, variables and risks related to consummation of the transaction, SEC regulatory review of our filings related to the transaction, and the continuing determination of the Board of Directors and special committee that the transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.